Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT, dated as of March 30, 2026 (this “Amendment”), among Option Care Health, Inc. (f/k/a BioScrip, Inc.), a Delaware corporation (the “Parent Borrower” and a “Borrower”), each other Loan Party party hereto, each Incremental Revolving Lender (as defined below) party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Agent”).

WHEREAS, the Parent Borrower, the other Loan Parties from time to time party thereto, the Lenders (as defined therein) from time to time party thereto, and the Agent are parties to that certain Amended and Restated First Lien Credit Agreement, dated as of October 27, 2021 (as amended by that certain First Amendment to Amended and Restated First Lien Credit Agreement, dated as of June 8, 2023, that certain Second Amendment to Amended and Restated First Lien Credit Agreement, dated as of December 7, 2023, that certain Third Amendment to Amended and Restated First Lien Credit Agreement, dated as of May 8, 2024, that certain Fourth Amendment to Amended and Restated First Lien Credit Agreement, dated as of September 22, 2025, and as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment;

WHEREAS, the Parent Borrower has requested that, pursuant to Section 2.14 of the Existing Credit Agreement, the Existing Credit Agreement be amended to establish new revolving credit commitments thereunder in an aggregate principal amount equal to $450,000,000 (the “Incremental Revolving Credit Commitments” and, each Lender with an Incremental Revolving Credit Commitment, an “Incremental Revolving Lender”), which Incremental Revolving Credit Commitments shall take the form of an increase to the existing Class of Revolving Credit Commitments;

WHEREAS, the Parent Borrower designates BofA Securities, Inc., JPMorgan Chase Bank, N.A. and Truist Securities, Inc. (collectively, the “Amendment No. 5 Arrangers”) to act as joint lead arrangers and joint bookrunners for this Amendment;

WHEREAS, the Parent Borrower, the Agent and each of the Incremental Revolving Lenders party hereto wish to amend the Existing Credit Agreement as set forth in Section I hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section III hereof, the Parent Borrower, the Agent and each of the Incremental Revolving Lenders party hereto hereby agree to the amendments to the Existing Credit Agreement as set forth below:

(a)            The definition of “Revolving Credit Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers, (b) purchase participations in LC Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, as such commitment may be adjusted in accordance with this Agreement, including (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Revolving Credit Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension. The amount of each Revolving Credit Lender’s Commitment is set forth in Schedule 1.01A of Amendment No. 5 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption, in each case, as may be amended pursuant to any Incremental Amendment, Extension Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed, increased or decreased its Revolving Credit Commitment, as the case may be.

(b)           Section 1.01 of the Existing Credit Agreement is hereby amended to insert the following definition in appropriate alphabetical order:

“Amendment No. 5” means that certain Fifth Amendment to Amended and Restated First Lien Credit Agreement, dated as of March 30, 2026, by and among the Parent Borrower, the other Loan Parties party thereto, the Administrative Agent and the lenders party thereto.

SECTION II. INCREMENTAL REVOLVING CREDIT COMMITMENTS

(a)            Pursuant to and in accordance with Section 2.14 of the Credit Agreement, effective as of the Amendment No. 5 Effective Date, the Borrowers shall incur, and each Incremental Revolving Lender hereby agrees to provide, Incremental Revolving Credit Commitments in an amount equal to the amount set forth next to such Incremental Revolving Lender’s name in Schedule 1.01 hereto and on terms as set forth in the Credit Agreement on the Amendment No. 5 Effective Date.

(b)            The Incremental Revolving Credit Commitments shall be an increase to the existing Class of Revolving Credit Commitments and subject to the same terms and provisions that apply to the Revolving Credit Commitments in the Existing Credit Agreement and the other Loan Documents. On the Amendment No. 5 Effective Date (immediately after giving effect to the amendments to the Credit Agreement effected by Section I hereof), subject to the terms and conditions set forth herein, for all purposes of the Loan Documents, (i) each Incremental Revolving Credit Commitment shall constitute a “Revolving Credit Commitment”, (ii) the Incremental Revolving Credit Commitments constitute “Obligations” for all purposes of the Loan Documents and (iii) each Incremental Revolving Lender shall be a “Lender” and a “Revolving Credit Lender”.

(c)            As of the Amendment No. 5 Effective Date, after giving effect to the incurrence of the Incremental Revolving Credit Commitments hereunder, the aggregate principal amount of Revolving Credit Commitments outstanding pursuant to the Credit Agreement shall be $850,000,000.

(d)            For purposes of Section 2.14(d)(iv) of the Existing Credit Agreement, and, solely for the benefit of the Revolving Credit Lenders, Sections 7.14(a)(iii)(I) and 7.14(b)(iii) of the Existing Credit Agreement, the Parent Borrower is incurring the $450,000,000 of Incremental Revolving Credit Commitments in reliance on Section 2.14(d)(iv)(C) of the Existing Credit Agreement and, solely for the benefit of the Revolving Credit Lenders, Sections 7.14(a)(iii)(I) and 7.14(b)(iii) of the Existing Credit Agreement.

SECTION III. CONDITIONS TO EFFECTIVENESS OF AMENDMENTS TO EXISTING CREDIT AGREEMENT

This Amendment shall become effective upon the satisfaction (or waiver) of all of the following conditions precedent (the date of satisfaction (or waiver) of such conditions precedent being referred to herein as the “Amendment No. 5 Effective Date”).

A.             Execution. The Agent’s receipt of the following, each of which shall be original, .pdf or facsimile copies or delivered by other electronic method unless otherwise specified:

(i)             a counterpart signature page to this Amendment duly executed by each Incremental Revolving Lender, the Parent Borrower and the other Loan Parties party hereto;

(ii)            a legal opinion from Kirkland & Ellis LLP, as counsel to the Loan Parties, in form and substance reasonably satisfactory to the Agent, addressed to the Incremental Revolving Lenders and covering such matters relating to this Amendment as the Agent shall reasonably request;

(iii)           a copy of a certificate of good standing (to the extent such concept exists) from the applicable secretary of state or other responsible governmental organization in the state of organization of each Loan Party, dated within thirty (30) days of the Amendment No. 5 Effective Date, certifying that the respective Loan Party is duly organized and in good standing under the laws of such jurisdiction;

(iv)           a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of the Loan Parties dated the Amendment No. 5 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, limited liability company agreement, operating agreement, limited partnership agreement or equivalent document of each Loan Party as in effect on the Amendment No. 5 Effective Date (or that such organizational documents have not been amended since the date such documents were previously provided to the Agent), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or committee thereof or analogous governing body) of each Loan Party authorizing the execution, delivery and performance of this Amendment and the documents related thereto to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate of incorporation or formation, articles of organization or formation, or equivalent document of each Loan Party as in effect on the Amendment No. 5 Effective Date (or that such organizational documents have not been amended since the date such documents were previously provided to the Agent) and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of each Loan Party (or that the incumbency and specimen signatures of such Loan Parties provided in the to the certificate previously delivered to the Agent on behalf of the Loan Parties on the Closing Date remains in full force and effect).

(v)            a solvency certificate from the chief financial officer of the Parent Borrower substantially in the form of Exhibit D-2 to the Credit Agreement; and

(vi)           a Revolving Credit Note executed by the Borrowers in favor of each Incremental Revolving Lender that has requested a Revolving Credit Note at least three (3) Business Days in advance of the Amendment No. 5 Effective Date.

B.            Fees and Other Amounts. Payment of all fees and expenses in connection with the Amendment (including reasonable and documented out-of-pocket legal fees and expenses) payable to the Incremental Revolving Lenders on or before the Amendment No. 5 Effective Date shall have been paid to the extent then due; provided, that all such amounts shall be required to be paid, as a condition precedent to the Amendment No. 5 Effective Date, only to the extent invoiced at least one (1) Business Day prior to the Amendment No. 5 Effective Date.

C.            Representations and Warranties. Each of the representations and warranties of the Loan Parties contained herein and in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date after giving effect to the Amendment as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect).

D.            Absence of Event of Default. No Event of Default has occurred and is continuing at the time of the effectiveness of the Amendment or immediately after giving effect thereto.

E.             KYC; Patriot Act. So long as requested at least ten (10) Business Days prior to the Amendment No. 5 Effective Date, (x) the Agent shall have received, at least three (3) Business Days prior to the Amendment No. 5 Effective Date, all documentation and other information with respect to Borrowers and the Guarantors that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (y) any Borrower that qualifies as a “legal entity customer,” under the Beneficial Ownership Regulation shall deliver, at least three (3) Business Days prior to the Amendment No. 5 Effective Date, a beneficial ownership certificate to the Agent (which may be on an LSTA form).

SECTION IV. REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS

Each of the Loan Parties party to the Credit Agreement, the Security Agreement and the other Collateral Documents, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time, hereby as of the date hereof (i) acknowledges and agrees that all of its Obligations under the Credit Agreement, the Security Agreement and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Credit Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

SECTION V. MISCELLANEOUS

A.             Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)             On and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)            Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation.

(iii)           This Amendment shall constitute a “Loan Document”.

B.            Limitation of Amendment and Waiver. Nothing herein shall be deemed to (i) entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances or (ii) constitute a modification, limitation, impairment or waiver of any right, power or remedy available to the Agent or the Incremental Revolving Lenders under the Credit Agreement or any other Loan Document.

C.            Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

D.            Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, of this Amendment and the other Loan Documents shall not be affected or impaired thereby.

E.             Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

F.             No Other Duties. Notwithstanding anything herein to the contrary, none of the Administrative Agent or Amendment No. 5 Arrangers shall have any powers, duties or responsibilities under this Amendment or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Amendment No. 5 Arranger or a Lender or Issuing Bank hereunder.

G.             Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Agent for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

H.             Governing Law; Waiver of Jury Trial. THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated herein by reference mutatis mutandis.

I.              Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by the Agent provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Loan Parties without further verification and (b) upon the request of the Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

J.            Acknowledgements. All parties hereto acknowledge that this Amendment constitutes (i) the requisite written notice required by Section 2.14 of the Credit Agreement and (ii) an Incremental Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first written above.

OPTION CARE HEALTH, INC. (F/K/A BIOSCRIP, INC.),
as the Parent Borrower and a Borrower

By:	/s/ Meenal Sethna
Name: Meenal Sethna
Title: Chief Financial Officer

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

GUARANTORS:

BIOSCRIP INFUSION SERVICES, INC.,
BIOSCRIP INFUSION SERVICES, LLC,
BIOSCRIP PBM SERVICES, LLC,
BIOSCRIP PHARMACY SERVICES, INC.,
CHS HOLDINGS, LLC,
CRITICAL HOMECARE SOLUTIONS, LLC,
DEACONESS ENTERPRISES, LLC,
DEACONESS HOMECARE, LLC,
EAST GOSHEN PHARMACY, LLC,
HOMECHOICE PARTNERS, LLC,
INFUSCIENCE, LLC,
INFUSCIENCE SOUTH CAROLINA, LLC,
INFUSION PARTNERS OF MELBOURNE, LLC,
INFUSION PARTNERS, LLC,
INFUSION SOLUTIONS, INC.,
KNOXVILLE HOME THERAPIES, LLC,
NEW ENGLAND HOME THERAPIES, INC.,
PROFESSIONAL HOME CARE SERVICES, INC.,
SCOTT-WILSON, INC.,
SPECIALTY PHARMA, INC.

By:	/s/ Meenal Sethna
Name: Meenal Sethna
Title: Chief Financial Officer

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

CHI HOLDING CORP.,
CLINICAL HOLDINGS, INC.,
CLINICAL SPECIALTIES, INC.,
CLINICAL SPECIALTIES NETWORK SERVICES OF ILLINOIS, INC.,
CRESCENT HEALTHCARE, INC.,
CRITICAL CARE SYSTEMS OF NEW YORK, INC.,
CRITICAL CARE SYSTEMS, LLC,
CSI MANAGED CARE, INC.,
CSI NETWORK SERVICES OF INDIANA, INC.,
CSI NETWORK SERVICES OF MICHIGAN, INC.,
HC GROUP HOLDINGS III, INC.,
HEALTHY CONNECTIONS HOMECARE SERVICES, INC.,
HOME I.V. SPECIALISTS, INC., MEDNOW INFUSION, LLC,
OPTION CARE ENTERPRISES, INC.,
OPTION CARE HOME CARE, INC.,
OPTION CARE INFUSION SERVICES, INC.,
OPTION CARE INFUSION SUITES, LLC,
OPTION CARE OF NEW YORK, INC.,
OPTIONET, INC.,
RIVER CITY PHARMACY, INC.,
SPRINGVILLE PHARMACY INFUSION THERAPY, INC.,
TRINITY HOME CARE, L.L.C., NAVEN HEALTH, INC.,
SPNN HOLDINGS, LLC, ROCHESTER HOME INFUSION, INC.

By:	/s/ Meenal Sethna
Name: Meenal Sethna
Title: Chief Financial Officer

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

BANK OF AMERICA, N.A.,
as the Agent

By:	/s/ Priscilla Ruffin
Name: Priscilla Ruffin
Title: AVP

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

BANK OF AMERICA, N.A.,
as an Incremental Revolving Lender

By:	/s/ Darren Merten
Name: Darren Merten
Title: Managing Director

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as an Incremental Revolving Lender

By:	/s/ William R. Doolittle
Name: William R. Doolittle
Title: Executive Director

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

TRUIST BANK,
as an Incremental Revolving Lender

By:	/s/ Anton Brykalin
Name: Anton Brykalin
Title: Director

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

CITIZENS BANK, N.A.,
as an Incremental Revolving Lender

By:	/s/ Mark Guyeski
Name: Mark Guyeski
Title: Senior Vice President

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

GOLDMAN SACHS BANK USA,
as an Incremental Revolving Lender

By:	/s/ Nicholas Merino
Name: Nicholas Merino
Title: Authorized Signatory

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

MORGAN STANLEY BANK, N.A.,
as an Incremental Revolving Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as an Incremental Revolving Lender

By:	/s/ Sarah Amend
Name: Sarah Amend
Title: Assistant Vice President

Signature Page to

Fifth Amendment to Amended and Restated First Lien Credit Agreement

Schedule 1.01

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Schedule 1.01A

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